ADVANCED SERIES TRUST
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio

Supplement dated April 29, 2013 to the Statement of Additional Information dated April 29, 2013

I. In Part I of the Statement of Additional Information, the section entitled “Portfolio Managers: Other Accounts” is revised as follows. The table of other account information for the AST Goldman Sachs Concentrated Growth Portfolio is revised by deleting all references and information pertaining to Joseph B. Hudepohl, CFA, and substituting the following other account information pertaining to Stephen E. Becker, CFA:

AST Goldman Sachs Concentrated Growth Portfolio

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Stephen E. Becker, CFA	8 / $2,323,548,429	3/ $512,903,808	68 / $4,573,168,318 4 / $334,348,465	None

II. In Part I of the Statement of Additional Information, the section entitled “Portfolio Managers: Other Accounts” is revised as follows. The table of other account information for the AST Goldman Sachs Mid-Cap Growth Portfolio is revised by deleting all references and information pertaining to Scott G. Kolar, CFA.

ASTSAISUP1